                                                                 March 23, 2001

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund ("HLGF" or the "Fund") for the six months ended February 28, 2001.

Net assets of the Fund continued to increase and were $1,795.8 million at February 28th compared to $1,366.4 million at the end of the year, an increase of 31.4%. The average seven day yield ranged from a low of 5.36% to a high of 6.12% during the six months. Distributions of $.029508 were paid to shareholders, equivalent to an annualized return of 5.95%. For those shareholders reinvesting their dividends, this equates to a compound annual return of 6.03%. The current yield as of the date of this letter is 5.00%.

Dividends paid by the Fund in the calendar year ended December 31, 2000 were 100% exempt from state income tax in all states. This makes the sixth consecutive year that all dividends paid were fully exempt. The percentage of dividends paid eligible for exemption is dependent on the investments of the Fund. Given the current investment strategy of the Fund which is to invest primarily in short-term U.S. government agency obligations, we expect dividends paid to be substantially exempt from state income tax under current tax laws. As shown in the Schedule of Investments beginning on the next page, the Fund continued to invest exclusively in short-term discount notes issued by the Federal Home Loan and Federal Farm Credit Banks and the Student Loan Marketing Association. We believe these securities offer an attractive yield with a high degree of credit safety.

The Federal Reserve (the "Fed") has lowered the federal funds rate, the rate banks charge one another for overnight loans, three times so far this year each by 1/2 of 1%. These rate decreases are a marked change from the summer of 1999 through 2000 when the Fed increased the federal funds rate six times in efforts to slow economic growth and thwart inflation. The amount and quickness of these cuts in interest rates are bold by current Fed standards. In less than three months they have cut most of the rate increases they took over a year to initiate.

History has shown that it takes time for the effects of actions by the Fed to work their way through the economy. It can take up to nine months for the effects to be fully realized. This lag can cause people to underestimate the power of monetary policy. If the Fed's rate cuts have the same effect as they historically have, they will lead to increased business and consumer borrowing. It will be easier and cheaper for businesses to raise money and rates on consumer loans such as mortgages will be lower. The psychological effect of the Fed's actions is key to consumer confidence. Federal Reserve Chairman, Alan Greenspan has said that consumer confidence is the economy's last firewall against recession.

Consumer confidence is declining if activity in equity markets is any indication. The Dow Jones Industrial Average, the "DJIA" is at a two year low. The week of March 12th saw the DJIA fall over 800 points, its worst weekly decline ever. If investors become convinced that an easier monetary policy can soften a recession, they should stop selling stocks. This in turn, could lead to an improvement in consumer confidence.

Your Fund is largely unaffected by this market turmoil. We will continue to follow our same investment philosophy. We remain committed to offering our shareholders a money market fund offering both a competitive return and a high degree of credit safety.

/s/ Donald F. Kohler        /s/ Joseph C. Curry, Jr.     /s/ Dianna P. Wengler
DONALD F. KOHLER            JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
Chairman                    President                    Vice President and
                                                          Treasurer

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               February 28, 2001

  Principal                                       Purchase Maturity
   Amount                                          Yield     Date      Value
 -----------                                      -------- -------- -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS--100.2%
 $10,015,000 Federal Home Loan Bank                5.303%  03/01/01 $10,015,000
  15,610,000 Federal Home Loan Bank                6.535   03/01/01  15,610,000
  22,000,000 Federal Farm Credit Bank              6.520   03/02/01  21,996,138
  10,000,000 Federal Home Loan Bank                6.313   03/02/01   9,998,292
  23,000,000 Federal Home Loan Bank                6.544   03/05/01  22,983,823
  25,000,000 Federal Farm Credit Bank              6.522   03/06/01  24,978,090
  22,000,000 Federal Home Loan Bank                6.544   03/07/01  21,976,827
  18,000,000 Federal Home Loan Bank                6.483   03/08/01  17,977,985
  21,000,000 Federal Farm Credit Bank              6.542   03/09/01  20,970,460
  18,000,000 Federal Home Loan Bank                6.487   03/12/01  17,965,405
  15,000,000 Federal Farm Credit Bank              6.214   03/13/01  14,969,750
  22,000,000 Federal Home Loan Bank                6.592   03/14/01  21,949,791
  32,000,000 Student Loan Marketing Association    6.543   03/15/01  31,921,600
  20,000,000 Federal Home Loan Bank                6.565   03/16/01  19,947,333
  14,000,000 Federal Farm Credit Bank              6.536   03/19/01  13,955,760
  21,000,000 Federal Farm Credit Bank              6.522   03/20/01  20,930,064
  10,000,000 Federal Home Loan Bank                6.270   03/20/01   9,967,858
  20,000,000 Federal Home Loan Bank                6.313   03/21/01  19,931,889
  26,000,000 Federal Home Loan Bank                6.534   03/21/01  25,909,000
  15,000,000 Federal Farm Credit Bank              6.576   03/22/01  14,944,788
  27,000,000 Federal Home Loan Bank                6.565   03/23/01  26,895,555
  25,000,000 Federal Home Loan Bank                6.505   03/26/01  24,890,799
  25,000,000 Federal Farm Credit Bank              6.223   03/27/01  24,890,944
  16,000,000 Federal Home Loan Bank                6.567   03/28/01  15,923,920
  20,000,000 Federal Home Loan Bank                6.555   03/29/01  19,902,000
  21,000,000 Federal Home Loan Bank                6.486   03/30/01  20,893,933
  33,000,000 Student Loan Marketing Association    6.344   04/02/01  32,819,893
  23,000,000 Federal Home Loan Bank                5.394   04/03/01  22,888,891
  29,000,000 Federal Home Loan Bank                6.548   04/04/01  28,827,724
  10,000,000 Federal Home Loan Bank                5.491   04/06/01   9,946,200
  16,000,000 Federal Home Loan Bank                6.555   04/06/01  15,899,040
  10,000,000 Federal Farm Credit Bank              5.501   04/09/01   9,942,042
  15,713,000 Federal Farm Credit Bank              5.477   04/10/01  15,619,944
  15,000,000 Federal Home Loan Bank                6.139   04/11/01  14,898,354
   3,849,000 Federal Home Loan Bank                6.158   04/11/01   3,822,830
  15,639,000 Federal Home Loan Bank                6.350   04/12/01  15,527,155
  20,000,000 Federal Home Loan Bank                5.428   04/16/01  19,865,067
  12,000,000 Federal Farm Credit Bank              6.154   04/17/01  11,906,627
  22,000,000 Federal Farm Credit Bank              6.375   04/18/01  21,819,600
  20,000,000 Federal Farm Credit Bank              5.531   04/19/01  19,853,544
  28,000,000 Federal Home Loan Bank                5.499   04/20/01  27,791,944
  12,000,000 Federal Farm Credit Bank              5.378   04/23/01  11,907,427
  35,000,000 Federal Home Loan Bank                5.509   04/25/01  34,713,389
  20,000,000 Federal Home Loan Bank                5.287   04/27/01  19,836,600
  12,000,000 Federal Home Loan Bank                6.394   04/27/01  11,882,960
  17,000,000 Federal Home Loan Bank                6.329   04/30/01  16,827,450
   9,000,000 Federal Home Loan Bank                5.216   05/02/01   8,921,260
  21,000,000 Federal Home Loan Bank                5.259   05/02/01  20,814,827
  25,000,000 Federal Home Loan Bank                5.238   05/04/01  24,773,333

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                               February 28, 2001

  Principal                             Purchase Maturity
   Amount                                Yield     Date       Value
 -----------                            -------- -------- --------------
 $23,000,000 Federal Home Loan Bank      5.267%  05/07/01 $   22,780,408
  25,000,000 Federal Home Loan Bank      5.280   05/09/01     24,753,708
  10,281,000 Federal Farm Credit Bank    4.986   05/10/01     10,183,645
  14,000,000 Federal Farm Credit Bank    5.186   05/10/01     13,862,256
  20,000,000 Federal Home Loan Bank      5.298   05/11/01     19,796,467
  20,000,000 Federal Home Loan Bank      6.053   05/11/01     19,769,644
  30,000,000 Federal Home Loan Bank      5.238   05/14/01     29,685,500
  20,000,000 Federal Home Loan Bank      5.184   05/15/01     19,789,583
  25,000,000 Federal Home Loan Bank      5.292   05/16/01     24,728,194
  25,000,000 Federal Home Loan Bank      5.186   05/17/01     24,729,965
  18,000,000 Federal Home Loan Bank      6.322   05/18/01     17,763,270
  20,000,000 Federal Home Loan Bank      5.484   05/21/01     19,761,050
  27,000,000 Federal Home Loan Bank      5.384   05/22/01     26,678,970
  27,000,000 Federal Home Loan Bank      5.153   05/23/01     26,688,128
  25,000,000 Federal Home Loan Bank      5.171   05/24/01     24,706,583
   9,000,000 Federal Home Loan Bank      5.059   05/25/01      8,895,238
  17,000,000 Federal Home Loan Bank      5.182   05/25/01     16,797,700
  27,000,000 Federal Home Loan Bank      5.170   05/29/01     26,664,248
  10,000,000 Federal Home Loan Bank      5.062   05/30/01      9,876,750
  10,000,000 Federal Home Loan Bank      5.459   05/30/01      9,868,250
  28,000,000 Federal Home Loan Bank      5.182   05/31/01     27,643,280
  38,000,000 Federal Farm Credit Bank    6.048   06/01/01     37,435,784
  20,000,000 Federal Farm Credit Bank    5.288   06/04/01     19,729,778
  27,000,000 Federal Home Loan Bank      5.092   06/05/01     26,644,320
  26,000,000 Federal Home Loan Bank      5.092   06/06/01     25,653,926
  14,235,000 Federal Home Loan Bank      6.256   06/08/01     14,000,514
  16,000,000 Federal Farm Credit Bank    4.872   06/11/01     15,785,120
  20,000,000 Federal Farm Credit Bank    5.307   06/12/01     19,706,450
  15,000,000 Federal Home Loan Bank      5.481   06/13/01     14,771,200
  10,000,000 Federal Home Loan Bank      4.905   06/15/01      9,851,600
  20,000,000 Federal Home Loan Bank      6.043   06/18/01     19,648,778
  30,000,000 Federal Home Loan Bank      5.338   06/19/01     29,527,917
  10,000,000 Federal Home Loan Bank      5.217   06/20/01      9,844,908
  25,000,000 Federal Home Loan Bank      5.521   06/22/01     24,583,313
  20,000,000 Federal Home Loan Bank      5.944   06/27/01     19,626,333
  17,000,000 Federal Home Loan Bank      5.298   06/28/01     16,712,846
  25,000,000 Federal Home Loan Bank      5.257   06/29/01     24,578,333
  25,000,000 Federal Home Loan Bank      5.263   07/06/01     24,553,736
  25,000,000 Federal Home Loan Bank      5.338   07/11/01     24,529,750
  26,000,000 Federal Home Loan Bank      4.841   07/13/01     25,546,112
  19,000,000 Federal Farm Credit Bank    5.094   07/24/01     18,623,483
  20,000,000 Federal Home Loan Bank      4.772   08/24/01     19,550,222
                                                          --------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS
             (Amortized cost--$1,799,730,364)              1,799,730,364
                                                          --------------
             TOTAL INVESTMENTS (100.2%)
             (cost--$1,799,730,364*)                      $1,799,730,364
                                                          ==============

*Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                               February 28, 2001

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value
   (amortized cost--$1,799,730,364).............................  $1,799,730,364
                                                                  --------------
   Total Investments............................................   1,799,730,364
 Cash...........................................................           4,646
 Prepaid expenses...............................................          30,635
                                                                  --------------
   TOTAL ASSETS.................................................   1,799,765,645
                                                                  --------------
LIABILITIES
 Dividends payable..............................................       3,431,279
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B...............         384,857
 Miscellaneous accrued expenses.................................         190,231
                                                                  --------------
   TOTAL LIABILITIES............................................       4,006,367
                                                                  --------------
 NET ASSETS (equivalent to $1.00 per share; 2,000,000,000 shares authorized and 1,795,759,278 shares issued and outstanding)--
  Note C........................................................  $1,795,759,278
                                                                  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                   For the six months ended February 28, 2001

INVESTMENT INCOME
 Interest income................................................  $   48,491,424
EXPENSES
 Investment Advisory fee--Note B................................       2,210,853
 Shareholder servicing fees--Note B.............................         878,265
 Transfer agent fees............................................          42,535
 Custodian fees.................................................          98,410
 Printing and other expenses....................................          53,396
 Filing fees....................................................          50,045
 Insurance expense..............................................          14,935
 Legal and audit fees...........................................          19,961
 Directors' fees................................................          19,543
                                                                  --------------
  Total expenses................................................       3,387,943
                                                                  --------------
  Net investment income.........................................      45,103,481
                                                                  --------------
  Net increase in net assets resulting from operations..........  $   45,103,481
                                                                  ==============

                       See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS

                                                  For the Six
                                                  Months Ended      For the
                                                  February 28,     Year Ended
                                                      2001         August 31,
                                                  (UNAUDITED)         2000
INCREASE IN NET ASSETS:                          --------------  --------------
FROM OPERATIONS
 Net investment income.......................... $   45,103,481  $   68,514,897
                                                 --------------  --------------
  Net increase in net assets resulting from
   operations...................................     45,103,481      68,514,897
 Dividends to shareholders ($.029508 and
  $.053838 per share, respectively).............  (  45,103,481)  (  68,514,897)
                                                 --------------  --------------
 Undistributed net investment income............              0               0
                                                 --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C................................    429,337,154     257,605,168
NET ASSETS
 Beginning of period............................  1,366,422,124   1,108,816,956
                                                 --------------  --------------
 End of period.................................. $1,795,759,278  $1,366,422,124
                                                 ==============  ==============

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          For the Six
                          Months Ended
                          February 28,
                              2001                 For the Year Ended August 31,
                          (UNAUDITED)        2000        1999       1998      1997      1996
                          ------------    ----------  ----------  --------  --------  --------
Net asset value,
 beginning of period....        $1.00          $1.00       $1.00     $1.00     $1.00     $1.00
                           ----------     ----------  ----------  --------  --------  --------
Net investment income...          .03            .05         .05       .05       .05       .05
                           ----------     ----------  ----------  --------  --------  --------
 Total from investment
  operations............          .03            .05         .05       .05       .05       .05
Less distributions:
 Dividend distributions.         (.03)          (.05)       (.05)     (.05)     (.05)     (.05)
                           ----------     ----------  ----------  --------  --------  --------
 Total distributions....         (.03)          (.05)       (.05)     (.05)     (.05)     (.05)
                           ----------     ----------  ----------  --------  --------  --------
Net asset value, end of
 period.................        $1.00          $1.00       $1.00     $1.00     $1.00     $1.00
                           ==========     ==========  ==========  ========  ========  ========
Number of shares
 outstanding
 (000's omitted)........    1,795,759      1,366,422   1,108,817   944,966   587,080   427,494
Total investment return.         2.99%          5.52%       4.65%     5.11%     4.96%     4.96%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, end of
  period
  (000's omitted).......   $1,795,759     $1,366,422  $1,108,817  $944,966  $587,080  $427,494
 Operating expenses to
  average net assets....          .45%(a)        .48%        .46%      .51%      .57%      .61%
 Net investment income
  to average net assets.         5.93%(a)       5.41%       4.55%     4.99%     4.86%     4.84%

(a)  Annualized
                       See notes to financial statements

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B---INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On October 4, 2000, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the six months ended February 28, 2001.

The Fund contracted with the Adviser to provide shareholder accounting services. The Adviser is paid a fee of $1.00 per open account each month.

No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each Board of Directors or committee meeting attended, and all expenses the Directors incur in attending meetings.
NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities which, in the opinion of the Board of Directors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (continued)
                                  (UNAUDITED)

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At February 28, 2001, there were 2,000,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,777,801,686. Transactions in Fund shares at $1.00 per share were as follows:

                                                  Six months
                                                    ended         Year ended
                                                 February 28,     August 31,
                                                     2001            2000
                                                --------------  --------------
Shares sold....................................  2,759,826,014   5,027,027,063
Shares issued to shareholders in reinvestment
 of dividends..................................     44,432,569      65,686,096
                                                --------------  --------------
                                                 2,804,258,583   5,092,713,159
Less shares repurchased........................ (2,374,921,429) (4,835,107,991)
                                                --------------  --------------
Net increase in capital shares.................    429,337,154     257,605,168
                                                ==============  ==============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                       Investment Adviser and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                          Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                              Frost Brown Todd LLC
                       400 West Market Street, 32nd Floor
                           Louisville, Kentucky 40202

                             DIRECTORS AND OFFICERS

                               BOARD OF DIRECTORS
                              J. Henning Hilliard
                                Donald F. Kohler
                                Samuel G. Miller
                              Lindy B. Richardson
                                J. Robert Shine

                                    OFFICERS
                           Donald F. Kohler--Chairman

                        Joseph C. Curry, Jr.--President

                       Dianna P. Wengler--Vice President
                                 and Treasurer

                                 Hilliard-Lyons
                             Government Fund, Inc.
                               Semi-Annual Report
                               February 28, 2001



                             [HILLIARD-LYONS LOGO]